Net sales	12 Months Ended
Dec. 31, 2024
Disclosure of disaggregation of revenue from contracts with customers [abstract]
Net sales
2.1 Net sales
Net sales by sales channels:

	Year ended December 31,
(CHF in millions)	2024	2023	2022

Wholesale	1,375.5	1,120.3	777.0
Direct-to-Consumer	942.8	671.8	445.1
Net sales	2,318.3	1,792.1	1,222.1

Net sales by product groups:

	Year ended December 31,
(CHF in millions)	2024	2023	2022

Shoes	2,199.6	1,711.4	1,167.5
Apparel	101.0	68.9	47.3
Accessories	17.7	11.8	7.4
Net sales	2,318.3	1,792.1	1,222.1

On generates net sales primarily from the sale of premium performance shoes, apparel, and accessories through its Wholesale ("WHS") and Direct-to-Consumer ("DTC") sales channels. The WHS sales channel involves larger volumetric sales to wholesale partners (e.g., large retailers or retail associations) and international distributors (i.e. in markets where On does not have local sales teams) with the intention of re-selling the goods. The DTC sales channel includes sales to end customers directly through On’s e-commerce platform and retail stores.
Net sales by geographic regions (based on location of customers):

	Year ended December 31,
(CHF in millions)	2024	2023	2022

Americas	1,480.3	1,162.2	763.8
thereof the United States	1,367.7	1,082.1	718.5
Europe, Middle East and Africa	577.8	488.7	378.1
thereof Switzerland	38.7	46.0	51.5
Asia-Pacific	260.2	141.1	80.2
Net sales	2,318.3	1,792.1	1,222.1

There is no single customer who accounts for more than 10% of total net sales. For details on assets and liabilities related to contracts with customers, refer to note 3.1 Trade receivables and note 3.6 Other current operating assets and liabilities, respectively. Trade receivables as shown in the consolidated balance sheets relate to the sale of the Company`s products.
As announced on Form 6-K filed with the SEC on May 2, 2023, effective in the first quarter of 2023, the Company updated its reporting of Net Sales by geography. Specifically, “Rest of World”, which represented Middle East, Africa and Latin America, is no longer being reported as a geographic location. Instead, Middle East and Africa is now combined with Europe and called Europe, Middle East & Africa (“EMEA”), and Latin America is now part of the new geographic location called Americas (replacing North America as a geographic location).
The new reporting of net sales by geography has no impact on previously reported consolidated historical total net sales or financial results. The new reporting of net sales by geography includes a reallocation of CHF 49.1 million from Rest of World, for the year ended December 31, 2022, to EMEA in the amount of CHF 23.8 million, and to Americas in the amount of CHF 25.3 million, for the year ended December 31, 2022. The below table includes Net Sales by geography previously reported for the year ended December 31, 2022.

Net sales by geographic regions as previously reported:

Year ended December 31,
(CHF in millions)	2022

Europe	354.3
thereof Switzerland	51.5
North America	738.5
Asia-Pacific	80.2
Rest of world	49.1
Net Sales	1,222.1

Accounting policies
Revenue is measured based on the consideration to which On expects to be entitled in a contract with a customer and excludes amounts collected on behalf of third parties. On recognizes revenue when it transfers control of a product to a customer.

Consideration promised in On’s contracts with customers is variable due to anticipated reductions from sales returns, discounts and volume rebates. Refer below for relevant judgments and accounting estimates related to sales returns. Limited judgments and estimates are not required when recognizing revenue on contracts containing discounts and volume rebates as the reduction in revenue is largely known by year end.

On sells innovative premium performance sports products through its Wholesales (WHS) and Direct-to-Consumer (DTC) sales channels.

Sales within the WHS sales channel
For sales of goods to the wholesale channel, revenue is recognized when On transfers control of the product to the wholesale partner. A receivable is recognized by On when the goods are delivered to the wholesale partner as this represents the point in time at which the right to consideration becomes unconditional, as only the passage of time is required before payment is due. Payment terms for wholesale transactions depend on the country of sale or agreement with the customer and payment is generally required within 30 to 90 days or less of shipment to, or receipt by the wholesale partner. An estimated refund liability (other current financial liabilities) and a corresponding adjustment to revenue is recognized for the products expected to be returned. At the same time, On has a right to recover the product so consequently recognizes a right to returned goods (other current operating assets) and a corresponding adjustment to cost of sales.

On has several consignment arrangements with wholesale partners whereby control of the goods is retained by On. For such arrangements, revenue is recognized when the goods have been sold by the wholesale partner to the final consumer.

Sales within the DTC sales channel
For sales of goods to end consumers and retail customers, revenue is recognized when control of the goods has transferred, which is typically upon shipment for e-commerce customers or at the point the customer purchases the goods at the retail store. Payment of the transaction price is due immediately at the point the customer purchases the goods. At the point when the control of goods has transferred, a refund liability (other current financial liabilities) and a corresponding adjustment to revenue is recognized for those products expected to be returned. At the same time, On has a right to recover the product when customers exercise their right of return so consequently recognizes a right to returned goods (other current operating assets) and a corresponding adjustment to cost of sales.

Relevant judgments and accounting estimates
Estimation is required to determine the expected amount On will be entitled to receive in connection with anticipated sales returns. Estimates of sales returns are based on (1) accumulated historical experience within the respective geographical markets, and (2) specific identification of estimated sales returns not yet finalized with customers.

Actual returns in any future period are inherently uncertain and thus may differ from estimates recorded. If actual or expected future returns were significantly greater or lower than the refund liability established, a reduction or increase to net sales would be recorded in the period in which such determination was made.